Exhibit 10.4

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00112 Contractor Change Number SC0077

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 8, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: STUDY – E-1751 A/B – UNEXPECTED FUEL GAS CONTAMINATION MITIGATION
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Gulf Coast LNG facilities are intermittently experiencing contaminants including high levels of heavy hydrocarbons. In the event RGLNG feed gas contains heavy hydrocarbons, fines or other contaminants to an extent greater than that defined by Attachment A, Schedule A-2 (Basis of Design) there is a risk of freezing in the Heavies Removal Unit (Unit 17), most likely in E-1751 A/B. With the current process configuration (1 x 100% Printed Circuit Heat Exchanger) if freezing and plugged flow does occur it will impact plant performance and remedial action will likely require an unplanned plant shutdown.
Contractor is to perform an engineering study to investigate design mitigation measures for unexpected contaminants in the RGLNG feed gas over its operating life. The study will be performed in accordance with the requirements of the attached “E-1751 A/B Unexpected Contamination - Mitigation Study Scope of Work” (RG-NTD-000-PE-SOW- 00004) which is redlined as agreed upon between Owner and Contractor.
CHANGE
1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.
2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.
Attachments to support this Change Order:
•Attachment 1 – E-1751 A/B Unexpected Contamination - Mitigation Study Scope of Work (RG-NTD-000- PE-SOW-00004, Rev. 00) as redlined
•Attachment 2 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 523,650,854
3)The Contract Price prior to this Change Order was    $9,181,930,854
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    [***]
6)The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    342,300
7)The new Contract Price including this Change Order will be    $ 9,182,273,154

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4.
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 8, 2024	April 8, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00131 Contractor Change Number SC0079

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 11, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: GT MODIFICATIONS - ENCLOSURE ROOF, EXHAUST LINER, AND SUPPORTS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
To reduce turnaround times for certain required maintenance activities associated with the gas turbine drivers, modifications to the gas turbine enclosure, exhaust plenum internal liner, and turbine supports can be made to facilitate removal and replacement of the Baker Hughes provided gas turbine as a single unit. The modifications by Baker Hughes (Subcontractor) are described in Attachment 1 (Scope of Modifications to the Baker Hughes Provided Equipment) to this Change Order.
This Change Order does not include any follow-up work to evaluate feasibility nor implement changes to other scope including bridge crane, compressor shelter structure analysis or design (including modifications to the compressor shelter roof), nor any mechanical handling study or RAM study to perform the removal of turbine assembly. This Change Order does not address whether the balance of the design under Contractor’s scope will support the removal of the Baker Hughes gas turbine as a single unit and whether such will be practicable. Any other scope changes required to facilitate removal and replacement of the Baker Hughes gas turbine as a single unit may be captured in a future Change Order.
CHANGE
1.Attachment A, Schedule A-2 (Basis of Design), Section 8.5 (Liquefaction and Refrigeration (Unit 14));
paragraph 2 shall be revised as indicated [***]
[***]

Attachments to support this Change Order:
•Attachment 1 – Scope of Modifications to the Baker Hughes Provided Equipment.

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 523,993,154
3)The Contract Price prior to this Change Order was    $ 9,182,273,154
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $    0
7)The new Contract Price including this Change Order will be    $ 9,182,273,154

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: Yes, refer to Schedule A-2, section 8.5 as redlined above.
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 11, 2024	April 11, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00106 Contractor Change Number SC0070

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 02, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: CAPITAL SPARE PARTS TRUE-UP
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to the requirements of Attachment W (Spare Parts List), when purchase orders are placed by Contractor, the estimated values in Schedule W-1 (Capital Spare Parts List (Priced)) will be replaced by the awarded values. To be consistent with the original calculation of the estimated values, Owner and Contractor have agreed to define awarded value as the sum of the spare part value as awarded to the supplier, a [***]% adder to each spare part, and a [***]% transportation and logistics fee to each spare part.

Contractor has placed the Capital Spare Parts purchase orders for the Equipment listed in Table 1 (Capital Spare Parts Pricing Differential) below and respectively Schedule W-1 shall be updated as provided in Attachment 1 to this Change Order.

Table 1 – Capital Spare Parts Pricing Differential

[***]
CHANGE
1.Attachment W, Schedule W-1 (Capital Spares List (Priced)) shall be updated per the Schedule W-1 as provided in Attachment 1 to this Change Order.
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the C-2 Payment Milestones as provided in Attachment 3 to this Change Order.
4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.
5.Attachment LL, Section 5 (Spare Parts) shall be deleted in its entirety and replaced with the following:
Upon issue by Contractor of each relevant purchase order for the Spare Parts listed in Schedule LL-1 – Category C below, Contractor shall provide Owner with evidence of the actual price for each such Spare Part.

Attachments to support this Change Order:
•Attachment 1 – Attachment W, Schedule W-1 (Capital Spares List (Priced)), as updated by this Change Order
•Attachment 2 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
•Attachment 5 – Confirmation Letters of the Awarded Capital Spare Parts

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 523,993,154
3)The Contract Price prior to this Change Order was    $9,182,273,154
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    [***]
6)The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    10,389,919
7)The new Contract Price including this Change Order will be    $ 9,192,663,073

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from 71,861,912 to 71,997,795, an incremental increase of $135,883.
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

~~[B] Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 2, 2024	May 2, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00150 Contractor Change Number SC0083

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 10, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q1-2024
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q1-2024 are:
1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.USA FABRICATED STRUCTURAL STEEL
5.UAE FABRICATED STRUCTURAL STEEL
6.WIRE AND CABLE (COPPER)
7.CONSTRUCTION FUEL

CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.
4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.
Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 4 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.
•Attachment 5 - Contract Price Adjustment Calculation

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1) ............................. $ 534,383,073
3)The Contract Price prior to this Change Order was    $9,192,663,073
4)The Aggregate Equipment Price will be decreased by this Change Order in the amount of ................................................................................................................... [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of ................................................................................................................... [***]
6)The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of ................................................................................ $    (2,789,662)
7)The new Contract Price including this Change Order will be    $9,189,873,411

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,997,795 to $ 71,688,817, a decrease of $308,978.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 10, 2024	May 10, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00152 Contractor Change Number SC0085

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 10, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: WATER COST REIMBURSEMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Per Agreement Section 3.15 (Temporary Utilities, Roads, Facilities, and Storage), Prior to Substantial Completion of the relevant Train and except for those utilities designated to be provided by Owner pursuant to Article 4, Contractor shall provide and pay for all utilities (e.g., electricity, water, communication, cable, telephone, waste and sewer) with respect to such Train, including all connections and substations, necessary for the performance of the Work, including installation, Permit and usage costs.

BND requires Site lessee, rather than Contractor, to request the water connection and water service.

Also reference Attachment V (Owner Furnished Items) item No. 5 (Installation of a fresh water supply line and tie-in point(s) completed) and Parties’ obligations as set-out in Change Order EC00011_SC0007 (Temporary Water – NTP+3M).
CHANGE

Owner will request the water connection and water service and Owner will receive invoices from the BND. Within 5 Days of receipt, Owner will provide to Contractor a copy of each such invoice and Contractor shall provide a credit memo for 100% of the undisputed invoice amount on Contractor’s Monthly Invoice. This will occur for the duration of the Contractor’s obligation to provide water.

1.Attachment I, Schedule I-1 (Form of Contractor’s Interim Invoice) shall be updated per the Schedule I-1 as provided in Attachment 1 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment I, Schedule I-1 (Form of Contractor’s Interim Invoice), as updated by this Change Order

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 534,383,073
3)The Contract Price prior to this Change Order was    $9,192,663,073
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $    0
7)The new Contract Price including this Change Order will be    $9,192,663,073

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 10, 2024	May 10, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00114 Contractor Change Number SC0082

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 3, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: AIMS & CMMS DEVELOPMENT SCOPE TRANSFER TO OWNER
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Owner desires to lead development and implementation of asset integrity management systems (AIMS) and computerized maintenance management systems (CMMS). This Change Order modifies or removes, as redlined in Sections 18 and 29 of Schedule A-1 (Scope of Work), specific items in the Contractor’s scope relating to development and implementation of such systems. Contractor shall continue to obtain and provide Owner all baseline data required to be loaded into AIMS and CMMS.
Contractor’s Information Management Plan (document # 26251-100-G01-GAN-00004 / RG-BL-000-PIM-PLN- 00006) as reviewed by Owner will be the basis for the development and handover of Contractor and vendor deliverables to support Owner’s drawing and data requirements to operate AIMS and CMMS.

CHANGE

1.Attachment A, Schedule A-1, (Scope of Work) shall be modified as follows:
a.Section 18 (Operations and Maintenance Management Systems and Procedures) shall be updated per the red-line mark-up as provided in Attachment 1 to this Change Order.
b.Section 29 (Information Systems for Owner Use) shall be updated per the red-line mark-up as provided in Attachment 2 to this Change Order.

2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 4 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 5 to this Change Order.

Attachments:
•Attachment 1 – Attachment A, Schedule A-1, Section 18 (Operations and Maintenance Management Systems and Procedures), as updated by this Change Order.
•Attachment 2 – Attachment A, Schedule A-1, Section 29 (Information Systems for Owner Use), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 4 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 5 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1) ............................. $ 531,593,411
3)The Contract Price prior to this Change Order was    $9,189,873,411
4)The Aggregate Equipment Price will be decreased by this Change Order in the amount of ................................................................................................................... [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of ................................................................................................................... [***]
6)The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of ................................................................................ $    (8,279,800)
7)The new Contract Price including this Change Order will be    $9,181,593,611

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below:    Initials: SFO Contractor AT Owner
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 3, 2024	June 3, 2024
Date of Signing	Date of Signing